Exhibit 99.1

FOR IMMEDIATE RELEASE

January 12, 2015

GSI Group Announces Non-cash Goodwill and Intangible

Asset Impairment Charge for the Fourth Quarter of 2014

•	Company reaffirms prior Sales and Adjusted EBITDA guidance for 2014

•	Company to report Fourth Quarter and Full Year 2014 financial results on March 4, 2015

Bedford, MA — GSI Group Inc. (NASDAQ: GSIG) (the “Company”, “we”, “our”, “GSI”), a global leader and supplier of precision photonics and motion control components and subsystems to the medical equipment and advanced industrial technology markets, today announced that it expects to record a non-cash impairment charge in the range of $38 million to $43 million in the fourth quarter of 2014, related to its NDS Surgical Imaging (“NDS”) business. This non-cash accounting charge will not impact the Company’s liquidity, cash flows, compliance with its debt covenants, or any future operations.

The Company determined that a write-down of the goodwill and intangible assets related to NDS was required, following the Company’s annual budgeting and long-term strategic planning cycle, which established lower expectations for sales and income for the business.

“While we are disappointed in the deterioration of the NDS financial outlook, we continue to see meaningful strategic value and growth opportunity in the business,” said John Roush, Chief Executive Officer of GSI Group Inc. “We are investing in new NDS products, as the business plays a key role in our overall medical strategy. Our medical cross selling initiative continues to surface attractive growth opportunities across the Company. For the full year 2015, we expect the Company’s total sales from Medical customers, across all businesses, to be up mid-to-low teens on a reported basis, and up mid-single digit on an organic basis,” added Mr. Roush.

As a result of the intangible asset impairment, the Company expects its amortization expense in 2015 to be approximately $11 million, $3 million lower than originally anticipated as a consequence of this charge.

The Company also re-affirmed that it expects its Sales and Adjusted EBITDA for the full year of 2014 to be consistent with the guidance it provided in its press release on November 5, 2014.

Investor Presentation

GSI Group Inc.’s Chief Executive Officer, John Roush will be presenting at the CJS Securities 15th Annual Investor Conference in New York, and the Needham & Company 17th Annual Growth Conference in New York. The materials presented at the conference will also be available on the Company’s website, http://gsig.investorroom.com/presentations, prior to the start of the presentations.

Fourth Quarter and Full Year 2014 Conference Call

GSI Group Inc. will release its fourth quarter and full year 2014 results on Wednesday, March 4, 2015. The Company will host the conference call on Wednesday at 5:00 p.m. EST. John Roush, Chief Executive Officer, and Robert Buckley, Chief Financial Officer, will host the conference call and discuss these results.

Safe Harbor and Forward-Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, expectations regarding the impact of the NDS impairment charge on our liquidity, cash flows, compliance with debt covenants, and future operations; future results and prospects of NDS; anticipated amortization expense in 2015; growth opportunities created by our medical cross selling initiative; expected sales from Medical customers across our businesses; anticipated financial performance; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activity; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors beyond our control; disruptions or breaches in security of our information technology systems; changes in interest rates, credit ratings or foreign currency exchange rates; risk associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; our failure to comply with local import and export regulations in the jurisdictions in which we operate; our exposure to the credit risk of some of our customers and in weakened markets; our reliance on third party distribution channels; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our failure to successfully integrate recent and future acquisitions into our business; our ability to make divestitures that provide business benefits; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; production difficulties and product delivery delays or disruptions; our compliance, or our failure to comply, with various federal, state and foreign regulations; changes in governmental regulation of our business or products; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; our ability to utilize our net operating loss carryforwards and other tax attributes; changes in tax laws, and fluctuations in our effective tax rates; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; volatility in the market price for our common shares; our ability to access cash and other assets of our subsidiaries; the influence over our business of certain significant shareholders; provisions of our articles of incorporation may delay or prevent a change in control; our significant existing indebtedness may limit our ability to engage in certain activities; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, our subsequent filings with the Securities and Exchange Commission (“SEC”), and in our future filings with the SEC. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

About GSI

GSI Group Inc. designs, develops, manufactures and sells precision photonics and motion control components and subsystems to Original Equipment Manufacturers (“OEM”) in the medical equipment and advanced industrial technology markets. The Company’s highly engineered enabling technologies include laser sources, laser scanning and beam delivery products, optical data collection and machine vision technologies, medical visualization and informatics solutions, and precision motion control products. It specializes in collaborating with OEM customers to adapt its component and subsystem technologies to deliver highly differentiated performance in their customers’ applications. GSI Group Inc.’s common shares are quoted on NASDAQ under the ticker symbol “GSIG”.

More information about GSI is available on the Company’s website at www.gsig.com. For additional information, please contact GSI Group Inc. Investor Relations at (781) 266-5137 or InvestorRelations@gsig.com.

GSI Group Inc.

Investor Relations Contact:

Robert J. Buckley

(781) 266-5137